NUMBER                               [LOGO]                      SHARES

                            ANALYTICAL SURVEYS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                                                            CUSIP 032683 30 2
                           COMMON STOCK - NO PAR VALUE
                                                              SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT


IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                            ANALYTICAL SURVEYS, INC.

     TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT.

          IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE ENDORSED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

     DATED:


          /s/ Scott C. Benger                          /s/ S.V. Corder

               SECRETARY                                  CHAIRMAN


     COUNTERSIGNED AND REGISTERED:

               AMERICAN SECURITIES TRANSFER & TRUST, INC.
                              P.O. Box 1596
                         Denver, Colorado  80201

     By
        ------------------------------------------------------------
               Transfer Agent & Registrar Authorized Signature


                                     [SEAL]

                          ANALYTICAL SURVEYS, INC.

               TRANSFER FEE:  $20.00 PER NEW CERTIFICATE ISSUED


     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common                 UNIF GIFT MIN ACT-..........Custodian...........
     TEN ENT -as tenants by the entireties                             (Cust)             (Minor)
     JT TEN  -as joint tenants with right of                   under Uniform Gifts to Minors
               survivorship and not as tenants                 Act.........................
               in common                                                  (State)


     Additional abbreviations may also be used though not in the above list.

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For Value Received,_______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------- attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ________________________


             -------------------------------------------------------------------

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             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                     THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

----------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.